                                                                    EXHIBIT 21.1

                             RELIANT RESOURCES, INC.
                           AND SUBSIDIARIES/AFFILIATES
                               as of April 1, 2002

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
RELIANT ENERGY, INCORPORATED                                                                                            TEX
     RELIANT RESOURCES, INC.                                                                         80%                DEL
         DIVISIONS/GROUPS:
         Reliant Energy Europe
         Reliant Energy Retail Group
         Reliant Energy Wholesale Group

         Arkla Finance Corporation                                                                  100%                DEL
         GuideStreet, Inc.                                                                          100%                DEL
         Reliant Energy Broadband, Inc.                                                             100%                DEL
         Reliant Energy Communications, Inc.                                                        100%                DEL
              Reliant Energy Communications (Delaware), LLC                                         100%                DEL
         Reliant Energy Construction, LLC                                                           100%                DEL
         Reliant Energy Europe Trading & Marketing, Inc.                                            100%                DEL
              Reliant Energy Financial Trading B.V.                                                 100%                NTH
              Reliant Energy Trading & Marketing, B.V.                                              100%                NTH
                  Reliant Energy Trading & Marketing GmbH                                           100%                GER
         Reliant Energy Net Ventures, Inc.                                                          100%                DEL
              CapTrades GP, LLC                                                                     100%                DEL
              CapTrades, LP                                                                           1%                DEL
              Pantellos Corporation                                                                                     DEL
         Reliant Energy Retail Holdings, LLC                                                        100%                DEL
              Reliant Energy Customer Care Services, LLC                                            100%                DEL
              Reliant Energy Retail Services, LLC                                                   100%                DEL
              Reliant Energy Electric Solutions, LLC                                                100%                DEL
              Reliant Energy Solutions, LLC                                                         100%                DEL
                  Reliant Energy Capital, LLC                                                       100%                DEL
                      Reliant Energy Capital, LP                                                     99%                DEL
                  Reliant Energy Solutions California, Inc.                                         100%                DEL
              Reliant Energy Solutions Holdings, LLC                                                100%                DEL
                  Reliant Energy Solutions East, LLC                                                100%                DEL
              Texas Star Energy Company                                                             100%                DEL
              StarEn Power, LLC                                                                     100%                DEL
         Reliant Energy Services, Inc.                                                              100%                DEL
              Reliant Energy Services Channelview LLC                                               100%                DEL
              Reliant Energy Services Desert Basin, LLC                                             100%                DEL
              Reliant Energy Gas Storage, LLC                                                       100%                DEL
              Reliant Energy Services Mid-Stream, LLC                                               100%                DEL
              Reliant Energy Services New Mexico, LLC                                               100%                DEL
         Reliant Energy Services International, Inc.                                                100%                DEL
              Reliant Energy Services Canada, Ltd.                                                  100%                CAN
         Reliant Energy Trading Exchange, Inc.                                                      100%                DEL
              Energy Platform Trading Holding Company, Inc.                                       16.67%                DEL
              IntercontinentalExchange, LLC                                                        5.33%                DEL
         Reliant Resources International Services, Inc.                                             100%                DEL

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
         Reliant Energy Ventures, Inc.                                                              100%                DEL
              Itron, Inc.                                                                           4.7%                WA
         Reliant Energy Wholesale Service Company                                                   100%                DEL
         ReliantEnergy.com, Inc.                                                                    100%                DEL

         RELIANT ENERGY POWER GENERATION, INC.                                                      100%                DEL
              El Dorado Energy, LLC                                                                  50%                DEL
              Reliant Energy Arrow Canyon, LLC                                                      100%                DEL
              Reliant Energy Aurora Holding Corp.                                                   100%                DEL
                  Reliant Energy Aurora I, LP                                                        99%                DEL
                  Reliant Energy Aurora II, LP                                                       99%                DEL
                      Reliant Energy Aurora, LP                                                      99%                DEL
                  Reliant Energy Aurora Development Corp.                                           100%                DEL
              Reliant Energy Bighorn, LLC                                                           100%                DEL
              Reliant Energy California Holdings, LLC                                               100%                DEL
                  Reliant Energy Coolwater, Inc.                                                    100%                DEL
                  Reliant Energy Ellwood, Inc.                                                      100%                DEL
                  Reliant Energy Etiwanda, Inc.                                                     100%                DEL
                  Reliant Energy Mandalay, Inc.                                                     100%                DEL
                  Reliant Energy Ormond Beach, Inc.                                                 100%                DEL
              Reliant Energy Capital (Europe), Inc.                                                 100%                DEL
                  Reliant Energy Europe, Inc.                                                       100%                DEL
                      Reliant Energy Trading and Marketing (UK) B.V.                                100%                NTH
                      Reliant Energy Wholesale (Europe) Holdings B.V.                               100%                NTH
                      Reliant Energy Wholesale (Europe) Holdings II C.V.                           99.5%                NTH
                      Reliant Energy Wholesale (Europe) C.V.                                       99.5%                NTH
                           Reliant Energy UNA B.V.                                                   52%                NTH
                               Reliant Energy Power Generation Benelux N. V.                        100%                NTH
                                    APX-Amsterdam Power Exchange                                     10%                NTH
                                    BV Antraciet Handelsvereeniging                                 100%                NTH
                                    B.V. Nederlands Elektriciteit Administratiekantoor               25%                NTH
                                        Demkolec B.V.                                               100%                NTH
                                        N.V. GKN                                                    100%                NTH
                                            COVRA B.V.                                               30%                NTH
                                        TenneT B.V.                                                 100%                NTH
                                    Electorisk NV                                                    21%                NTH
                                    GKE BV                                                           16%                NTH
                                    Howo GmbH                                                        10%                GER
                                    KEMA NV                                                          10%                NTH
                                        B.V. BPA HES-West                                           100%                NTH
                                        B.V. Business Park Arnhem                                   100%                NTH
                                        B.V. KEMA                                                   100%                NTH
                                        CEBEC Registered Quality c.v.b.a.                            50%                BEL
                                        DUtrain GmbH                                                 60%                GER
                                        Geographic Information Technology, Inc.                      80%                USA
                                        KEMA-Arbodienst B.V.                                        100%                NTH
                                        KEMA Consulting Canada Ltd.                                 100%                CAN
                                        KEMA Consulting Europe B.V.                                 100%                NTH

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
                                        KEMA Consulting GmbH                                        100%                GER
                                        KEMA Consulting, Inc.                                       100%                USA
                                        KEMA-ECC, Inc.                                              100%                USA
                                        KEMA-ETC A/O                                                100%                RUS
                                        KEMA-GOST B.V.                                               50%                NTH
                                        KEMA-IEV GmbH                                                60%                GER
                                        KEMA Indonesie B. V.                                        100%                NTH
                                        KEMA International B.V.                                     100%                NTH
                                        KEMA International GmbH Deutschland                         100%                GER
                                        KEMA Nederland B.V.                                         100%                NTH
                                        KEMA Nucleair B.V.                                          100%                NTH
                                        KEMA Polska Sp. z o.o.                                      100%                POL
                                        KEMA-Powertest, Inc.                                        100%                USA
                                        KEMA-Realty LLC                                             100%                USA
                                        KEMA Registered Quality B.V.                                100%                NTH
                                        KEMA Registered Quality Consultants B.V.                    100%                NTH
                                        KEMA Registered Quality Czech Republic spol. r.o.           100%                CZE
                                        KEMA Registered Quality Hong Kong Ltd.                       51%                HK
                                        KEMA Registered Quality, Inc.                               100%                USA
                                        KEMA Registered Quality Italia S.r.l.                       100%                ITL
                                        KEMA Registered Quality  Polska Sp. z o.o.                  100%                POL
                                        KEMA Technology Czech Republic spol. r.o.                   100%                CZE
                                        KEMA USA, Inc.                                              100%                USA
                                        Macro Corporation                                           100%                USA
                                        PT. KEMA Registered Quality Indonesia                       100%                ID
                                        PT. KEMA Technology Indonesia                               100%                ID
                                    NEM BV                                                            2%                NTH
                                    Power Investments BV                                            100%                NTH
                                        Axima BV                                                     45%                NTH
                                    Power Projects BV                                                50%                NTH
                                    Power Services BV                                               100%                NTH
                                    Power Total Maintenance BV                                       50%                NTH
                                    UNA Milieu NV                                                   100%                NTH
                                        Ecosun BV                                                    67%                NTH
                                    Vasim BV                                                         15%                NTH
                                    Vliegasunie BV                                                   16%                NTH
              Reliant Energy CapTrades Holding Corp.                                                100%                DEL
                  Reliant Energy McHenry I, L.P.                                                     99%                DEL
                  Reliant Energy McHenry II, L.P.                                                    99%                DEL
                      Reliant Energy McHenry County, L.P.                                            99%                DEL
                  Reliant Energy McHenry Development Corp.                                          100%                DEL
              Reliant Energy Channelview (Delaware) LLC                                             100%                DEL
                  Reliant Energy Channelview LP                                                      99%                DEL
              Reliant Energy Channelview (Texas) LLC                                                100%                DEL
              Reliant Energy Choctaw County, LLC                                                    100%                MS
              Reliant Energy Colusa County, LLC                                                     100%                DEL
              Reliant Energy Construction, LLC                                                      100%                DEL
              Reliant Energy Deer Park, Inc.                                                        100%                DEL
              Reliant Energy Desert Basin, LLC                                                      100%                DEL

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
              Reliant Energy Development Services, Inc.                                             100%                DEL
              Reliant Energy Florida Holdings, LLC                                                  100%                DEL
                  Reliant Energy Indian River, LLC                                                  100%                DEL
                  Reliant Energy New Smyrna Beach, LLC                                              100%                DEL
                  Reliant Energy Osceola, LLC                                                       100%                DEL
              Reliant Energy Mid-Atlantic Development, Inc.                                         100%                DEL
                  Reliant Energy Atlantic, LLC                                                      100%                DEL
                  Reliant Energy Erie West, LLC                                                     100%                DEL
                  Reliant Energy Gilbert, LLC                                                       100%                DEL
                  Reliant Energy Hunterstown, LLC                                                   100%                DEL
                  Reliant Energy Portland, LLC                                                      100%                DEL
                  Reliant Energy Seward, LLC                                                        100%                DEL
                  Reliant Energy Titus, LLC                                                         100%                DEL
              Reliant Energy Northeast Holdings, Inc.                                               100%                DEL
                  Reliant Energy Northeast Generation, Inc.                                         100%                DEL
                      Reliant Energy Key/Con Fuels, LLC                                             100%                DEL
                      Reliant Energy Mid-Atlantic Power Holdings, LLC                               100%                DEL
                           Reliant Energy Maryland Holdings, LLC                                    100%                DEL
                           Reliant Energy Mid-Atlantic Power Services, Inc.                         100%                DEL
                           Reliant Energy New Jersey Holdings, LLC                                  100%                DEL
                           Reliant Energy Northeast Management Company                              100%                PA
              Reliant Energy Power Operations I, Inc.                                               100%                DEL
              Reliant Energy Power Operations II, Inc.                                              100%                DEL
              Reliant Energy Rancho Cucamonga, LLC                                                  100%                DEL
              Reliant Energy Renewables, Inc.                                                       100%                DEL
                  Reliant Energy Renewables Atascocita GP, LLC                                      100%                DEL
                  Reliant Energy Renewables Baytown GP, LLC                                         100%                DEL
                  Reliant Energy Renewables Blue Bonnet GP, LLC                                     100%                DEL
                  Reliant Energy Renewables Coastal Plains GP, LLC                                  100%                DEL
                  Reliant Energy Renewables Comal County GP, LLC                                    100%                DEL
                  Reliant Energy Renewables Conroe GP, LLC                                          100%                DEL
                  Reliant Energy Renewables Eastside GP, LLC                                        100%                DEL
                  Reliant Energy Renewables Fort Worth, LLC                                         100%                DEL
                  Reliant Energy Renewables Hillside GP, LLC                                        100%                DEL
                  Reliant Energy Renewables Holdings, LLC                                           100%                DEL
                      Reliant Energy Renewables Atascocita, LP                                       99%                DEL
                      Reliant Energy Renewables Baytown, LP                                          99%                DEL
                      Reliant Energy Renewables Blue Bonnet, LP                                      99%                DEL
                      Reliant Energy Renewables Coastal Plains, LP                                   99%                DEL
                      Reliant Energy Renewables Comal County, LP                                     99%                DEL
                      Reliant Energy Renewables Conroe, LP                                           99%                DEL
                      Reliant Energy Renewables Eastside, LP                                         99%                DEL
                      Reliant Energy Renewables Fort Worth, LP                                       99%                DEL
                      Reliant Energy Renewables Hillside, LP                                         99%                DEL
                      Reliant Energy Renewables Lacy Lakeview, LP                                    99%                DEL
                      Reliant Energy Renewables Pecan Prairie, LP                                    99%                DEL
                      Reliant Energy Renewables Security, LP                                         99%                DEL

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
                      Reliant Energy Renewables Temple, LP                                           99%                DEL
                      Reliant Energy Renewables Williamson County, LP                                99%                DEL
                  Reliant Energy Renewables Lacy Lakeview GP, LLC                                   100%                DEL
                  Reliant Energy Renewables Pecan Prairie GP, LLC                                   100%                DEL
                  Reliant Energy Renewables Security GP, LLC                                        100%                DEL
                  Reliant Energy Renewables Temple GP, LLC                                          100%                DEL
                  Reliant Energy Renewables Williamson County GP, LLC                               100%                DEL
              Reliant Energy Sabine (Delaware), Inc.                                                100%                DEL
                  Sabine Cogen, LP                                                                   49%                DEL
              Reliant Energy Sabine (Texas), Inc.                                                   100%                DEL
              Reliant Energy Shelby Holding Corp.                                                   100%                DEL
                  Reliant Energy Shelby I, LP                                                        99%                DEL
                  Reliant Energy Shelby II, LP                                                       99%                DEL
                      Reliant Energy Shelby County, LP                                               99%                DEL
                      Reliant Energy Shelby County II, LP                                            99%                DEL
                  Reliant Energy Shelby Development Corp.                                           100%                DEL
              Reliant Energy Signal Peak, LLC                                                       100%                DEL
              Reliant Energy Sunrise, LLC                                                           100%                DEL

         ORION POWER HOLDINGS, INC.                                                                 100%                DEL
                  Orion Power Development Company, Inc.                                             100%                DEL
                      Midatlantic Kelson Corporation                                                100%                DEL
                      Midwest Henderson Corp.                                                       100%                DEL
                      Midwest Beaver Corporation                                                    100%                DEL
                      Midwest Ceredo II Corporation                                                 100%                DEL
                      Midwest Ceredo Corporation                                                    100%                DEL
                      Ceredo Capacity, LLC                                                          100%                DEL
                      OPD Group, Inc.                                                               100%                DEL
                           Beaver River, LLC                                                         98%                DEL
                           Free State Electric, LLC                                                  98%                DEL
                           Grane Creek, LLC                                                          98%                DEL
                           Midatlantic Liberty Corporation                                          100%                DEL
                           Midatlantic Liberty Member Corporation                                   100%                DEL
                           Midatlantic Liberty II Corporation                                       100%                DEL
                           Midatlantic Liberty Member II Corporation                                100%                DEL
                               Liberty Electric PA, LLC                                                                 DEL
                                     Liberty Electric Power, LLC                                    100%                DEL
                      Orion Power MidWest GP, Inc.                                                  100%                DEL
                      Orion Power Midwest LP, Inc.                                                  100%                DEL
                           Orion Power MidWest, L.P.                                                 99%                DEL
                               Twelvepole Creek, LLC                                                100%                DEL
                      Orion Power New York GP, Inc.                                                 100%                DEL
                      Orion Power New York LP, Inc.                                                 100%                DEL
                           Orion Power New York, L.P.                                                80%                DEL
                               Astoria Generating Company, L.P.                                      99%                DEL
                               Erie Boulevard Hydropower, LP                                         99%                DEL
                               Carr Street Generating Station, LP                                    99%                DEL
                      Orion Power New York GP II, Inc.                                              100%                DEL

Name                                                                                            Ownership            Domicile
----                                                                                            ---------            --------
                      Orion Power Operating Services, Inc.                                          100%                DEL
                           Orion Power Operating Services MidAtlantic, Inc.                         100%                DEL
                           Orion Power Operating Services Astoria, Inc.                             100%                DEL
                           Orion Power Operating Services Coldwater, Inc.                           100%                DEL
                           Orion Power Operating Services Carr Street, Inc.                         100%                DEL
                           Midwest Ash Disposal, Inc.                                               100%                DEL

ASSOCIATED ENTITIES
Reliant Resources Foundation                                                                        N/A                 TEX